UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09651
                                   811-09735

Name of Fund:  BlackRock Focus Twenty Fund, Inc.
               Master Focus Twenty LLC

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 11/30/07

Date of reporting period: 12/01/06 - 05/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Focus Twenty Fund, Inc.


SEMI-ANNUAL REPORT
MAY 31, 2007    (UNAUDITED)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Focus Twenty Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Focus Twenty Fund, Inc.


Officers and Directors


Robert C. Doll, Jr., Fund President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



A Letter to Shareholders


Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the
Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:


Total Returns as of May 31, 2007                                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            +10.29%        +22.79%
Small cap U.S. equities (Russell 2000 Index)                                           + 8.39         +18.92
International equities (MSCI Europe, Australasia, Far East Index)                      +14.08         +26.84
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 0.69         + 6.66
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.30         + 4.84
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.02         +12.64


We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed.
For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



A Discussion With Your Fund's Portfolio Manager


In a favorable environment for equity investing, the Fund provided returns that outpaced the performance of both the Lipper Multi-Cap Growth Funds average and the benchmark S&P 500 Citigroup Growth Index.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2007, BlackRock Focus Twenty Fund, Inc.'s Institutional, Investor A, Investor B and Investor C Shares had total returns of +12.94%, +12.63%, +12.30% and +12.37%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed the +8.27% return of the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index for the same period, as well as the +10.29% return of the broader U.S. equity market, as measured by the S&P 500 Index. The Fund also outpaced the +10.41% average return of the Lipper Multi-Cap Growth Funds category for the six-month period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

The positive returns enjoyed by the equity markets were largely realized in the second half of the Fund's semi-annual period. A near 5% retreat in the broad market (as measured by the S&P 500 Index) in late February was triggered by fears of overheating in China's Shanghai stock market as well as resurfacing concern over the fate of the global "carry trade" that has, in effect, supported perceived liquidity for some time. These issues were short-lived, however, as equities staged a persistent price recovery starting in early March against a backdrop of modestly lower U.S. economic growth and controlled inflation expectations. Market leadership was driven by larger, value-oriented stocks with a gradual, although still hesitant, shift toward the growth style of investing evident toward the end of the period. In general, actively managed funds saw improved performance as the median of the Lipper Multi-Cap Growth Funds category marginally outperformed the S&P 500 Citigroup Growth Index for the period.


What factors most influenced Fund performance?

The Fund's performance during the six-month period was primarily driven by successful stock selection, especially in the industrials, energy and health care sectors. Specific names contributing to results included Sotheby's Holdings, Inc., BE Aerospace, Inc., Hansen Natural Corp., Jacobs Engineering Group, Inc. and Intuitive Surgical, Inc., among others. A hedging strategy (writing call options against select portfolio holdings) modestly detracted from performance in the period. This strategy was implemented in response to the late-February market sell-off and our concern over price risk among certain portfolio investments. Individual names that negatively impacted the Fund's relative performance include NutriSystem, Inc., Starbucks Corp., International Game Technology, Akamai Technologies, Inc. and Infosys Technologies Ltd.


What changes were made to the portfolio during the period?

During the six months ended May 31, 2007, we added 19 new investments to the portfolio while eliminating 19 others. Four names were both added and deleted during the period. We promptly eliminate companies when we view that the growth prospects are at an inflection point or may be deteriorating. These are replaced with investments that we believe have improved capital appreciation potential.

In addition, we began implementing a more active hedging strategy (writing covered call options), the objective of which is to protect unrealized gains in certain positions. This resulted in a somewhat higher level of Fund turnover during the period, albeit significant capital gains were realized as a number of portfolio positions were "called away" as a consequence. Given the Fund's favorable tax position (that is, the existence of capital loss carryforwards), we are readily able to realize investment gains, when appropriate, without subjecting shareholders to a capital gains tax. Also, an enhanced performance options strategy was selectively utilized around a limited number of portfolio holdings. We believe these steps will serve to better balance risk and return relationships within the portfolio over time.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Significant additions to the portfolio during the period include Allegheny Technologies, Inc., Bucyrus International, Inc., Celgene Corp., Coach, Inc., Complete Production Services, Inc., FactSet Research Systems, Inc., Freeport-McMoRan Copper & Gold, Inc., GameStop Corp., Gilead Sciences, Inc., International Game Technology, Itron, Inc., MEMC Electronic Materials, Inc., Polo Ralph Lauren Corp., Potash Corp. of Saskatchewan Inc., Precision Castparts Corp., Quicksilver Resources, Inc., Terex Corp., Transocean, Inc. and Waters Corp.

Notable portfolio sales include Abercrombie & Fitch Co., Best Buy Co., Inc., Cameco Corp., Cerner Corp., The Charles Schwab Corp., Cognizant Technology Solutions Corp., Emerson Electric Co., Goldman Sachs Group, Inc., Grant Prideco, Inc., Kohl's Corp., National Oilwell Varco, Inc., NutriSystem, Inc., Nymex Holdings, Inc., Sotheby's Holdings, Inc., Starbucks Corp., Trinity Industries, Inc., Under Armour, Inc. and Varian Medical Systems, Inc.


How would you characterize the portfolio's position at the close of the period?

U.S. economic growth (that is, gross domestic product growth) has decelerated over recent quarters in what we view as a typical midcycle slowdown scenario. At the same time, most other global economies continue to experience strong rates of growth, providing a rather balanced demand backdrop worldwide. While the U.S. housing market is experiencing some dislocation, we do not expect a recession to unfold and, in fact, suspect there is upside risk to accelerating economic growth from current levels by year-end 2007. Although this midcycle slowdown may challenge broader market earnings growth and particular sectors over the near term, it should provide an attractive investment environment for growth stocks going forward.

At the end of the period, the portfolio had overweight positions in the industrials, information technology and materials sectors. Conversely, the portfolio had significant underweight exposure in the consumer staples and financials sectors.


Thomas E. Burke, CFA
Portfolio Manager


June 10, 2007



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                               6-Month          12-Month     Since Inception
As of May 31, 2007                                           Total Return     Total Return     Total Return
Institutional Shares*                                           +12.94%          +17.01%          -77.30%
Investor A Shares*                                              +12.63           +16.75           -77.70
Investor B Shares*                                              +12.30           +15.38           -79.00
Investor C Shares*                                              +12.37           +15.47           -79.10
S&P 500 (R) Index**                                             +10.29           +22.79           +22.38
S&P 500 (R) Citigroup Growth Index***                           + 8.27           +20.78           -18.58

    * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/03/00.

   ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and
      30% of NYSE issues. Since inception total return is from 3/03/00.

  *** This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S.
      equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. Since inception total return is from 3/03/00.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++, compared to a similar investment in S&P 500 Index++++ and S&P 500 Citigroup Growth Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

3/03/2000**                             $10,000.00
May 2000                                $ 6,880.00
May 2001                                $ 3,510.00
May 2002                                $ 1,580.00
May 2003                                $ 1,370.00
May 2004                                $ 1,640.00
May 2005                                $ 1,610.00
May 2006                                $ 1,940.00
May 2007                                $ 2,270.00


Investor A Shares*++

Date                                      Value

3/03/2000**                             $ 9,475.00
May 2000                                $ 6,519.00
May 2001                                $ 3,316.00
May 2002                                $ 1,488.00
May 2003                                $ 1,289.00
May 2004                                $ 1,535.00
May 2005                                $ 1,497.00
May 2006                                $ 1,810.00
May 2007                                $ 2,113.00


Investor B Shares*++

Date                                      Value

3/03/2000**                             $10,000.00
May 2000                                $ 6,860.00
May 2001                                $ 3,460.00
May 2002                                $ 1,540.00
May 2003                                $ 1,330.00
May 2004                                $ 1,570.00
May 2005                                $ 1,520.00
May 2006                                $ 1,820.00
May 2007                                $ 2,100.00


Investor C Shares*++

Date                                      Value

3/03/2000**                             $10,000.00
May 2000                                $ 6,860.00
May 2001                                $ 3,460.00
May 2002                                $ 1,540.00
May 2003                                $ 1,330.00
May 2004                                $ 1,560.00
May 2005                                $ 1,510.00
May 2006                                $ 1,810.00
May 2007                                $ 2,090.00


S&P 500 Index++++

Date                                      Value

3/03/2000**                             $10,000.00
May 2000                                $10,111.00
May 2001                                $ 9,044.00
May 2002                                $ 7,791.00
May 2003                                $ 7,163.00
May 2004                                $ 8,476.00
May 2005                                $ 9,174.00
May 2006                                $ 9,967.00
May 2007                                $12,238.00


S&P 500 Citigroup Growth Index++++++

Date                                      Value

3/03/2000**                             $10,000.00
May 2000                                $ 9,751.00
May 2001                                $ 7,475.00
May 2002                                $ 5,887.00
May 2003                                $ 5,497.00
May 2004                                $ 6,371.00
May 2005                                $ 6,591.00
May 2006                                $ 6,741.00
May 2007                                $ 8,142.00

     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ The Fund invests all of its assets in Master Focus Twenty LLC. The
       Master LLC invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

        Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 5/31/07                                      +17.01%
Five Years Ended 5/31/07                                    + 7.52
Inception (3/03/00)
through 5/31/07                                             -18.51



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 5/31/07                    +16.75%           +10.62%
Five Years Ended 5/31/07                  + 7.27            + 6.12
Inception (3/03/00)
through 5/31/07                           -18.71            -19.31



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 5/31/07                    +15.38%           +10.88%
Five Years Ended 5/31/07                  + 6.40            + 6.09
Inception (3/03/00)
through 5/31/07                           -19.38            -19.38



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 5/31/07                    +15.47%           +14.47%
Five Years Ended 5/31/07                  + 6.30            + 6.30
Inception (3/03/00)
through 5/31/07                           -19.43            -19.43


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                   Expenses Paid
                                                              Beginning            Ending        During the Period*
                                                            Account Value      Account Value    December 1, 2006 to
                                                             December 1,          May 31,             May 31,
                                                                 2006               2007                2007
Actual

Institutional                                                   $1,000           $1,129.40             $ 8.55
Investor A                                                      $1,000           $1,126.30             $10.44
Investor B                                                      $1,000           $1,123.00             $14.93
Investor C                                                      $1,000           $1,123.70             $15.04

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,016.87             $ 8.10
Investor A                                                      $1,000           $1,015.08             $ 9.90
Investor B                                                      $1,000           $1,010.84             $14.14
Investor C                                                      $1,000           $1,010.74             $14.24

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.61% for Institutional, 1.97% for Investor A, 2.82% for Investor B and 2.84% for Investor C),
    multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the Master LLC in which it invests.

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statement of Assets and Liabilities                                                             BlackRock Focus Twenty Fund, Inc.

As of May 31, 2007 (Unaudited)
Assets

       Investment in Master Focus Twenty LLC (the "Master LLC"), at value
       (identified cost--$66,162,094)                                                                             $    74,346,178
       Prepaid expenses                                                                                                    37,023
                                                                                                                  ---------------
       Total assets                                                                                                    74,383,201
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $        75,726
           Distributor                                                                                  43,325
           Administrator                                                                                15,399            134,450
                                                                                               ---------------
       Accrued expenses                                                                                                    49,137
                                                                                                                  ---------------
       Total liabilities                                                                                                  183,587
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    74,199,614
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       695,825
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   373,964
       Investor B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 1,425,343
       Investor C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                   963,451
       Paid-in capital in excess of par                                                                             1,612,211,869
       Accumulated investment loss--net                                                        $     (802,701)
       Accumulated realized capital losses allocated from the Master LLC--net                  (1,548,852,221)
       Unrealized appreciation allocated from the Master LLC--net                                    8,184,084
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,541,470,838)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    74,199,614
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $15,805,069 and 6,958,246 shares outstanding                         $          2.27
                                                                                                                  ===============
       Investor A--Based on net assets of $8,335,157 and 3,739,642 shares outstanding                             $          2.23
                                                                                                                  ===============
       Investor B--Based on net assets of $29,890,466 and 14,253,432 shares outstanding                           $          2.10
                                                                                                                  ===============
       Investor C--Based on net assets of $20,168,922 and 9,634,507 shares outstanding                            $          2.09
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statement of Operations                                                                         BlackRock Focus Twenty Fund, Inc.

For the Six Months Ended May 31, 2007 (Unaudited)
Investment Income

       Net investment income allocated from the Master LLC:
           Dividends                                                                                              $        62,162
           Interest from affiliates                                                                                        38,438
           Securities lending--net                                                                                          3,170
           Expenses                                                                                                     (224,569)
                                                                                                                  ---------------
       Total income                                                                                                     (120,799)
                                                                                                                  ---------------

Expenses

       Service and distribution fees--Investor B                                               $       152,643
       Service and distribution fees--Investor C                                                        99,346
       Administration fees                                                                              91,084
       Transfer agent fees--Investor B                                                                  85,464
       Printing and shareholder reports                                                                 61,797
       Transfer agent fees--Investor C                                                                  58,762
       Registration fees                                                                                33,883
       Professional fees                                                                                28,493
       Transfer agent fees--Institutional                                                               27,294
       Transfer agent fees--Investor A                                                                  19,301
       Service fees--Investor A                                                                         10,136
       Other                                                                                            13,699
                                                                                               ---------------
       Total expenses                                                                                                     681,902
                                                                                                                  ---------------
       Investment loss--net                                                                                             (802,701)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master LLC--Net

       Realized gain (loss) on:
           Investments--net                                                                          7,459,572
           Options written--net                                                                      (226,450)          7,233,122
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          2,442,784
           Options written--net                                                                      (350,270)          2,092,514
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          9,325,636
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     8,522,935
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statements of Changes in Net Assets                                                             BlackRock Focus Twenty Fund, Inc.

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 May 31, 2007       November 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)            2006
Operations

       Investment loss--net                                                                    $     (802,701)    $   (1,294,877)
       Realized gain--net                                                                            7,233,122         14,243,911
       Change in unrealized appreciation/depreciation--net                                           2,092,514        (4,963,321)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,522,935          7,985,713
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (11,163,642)       (30,129,646)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (2,640,707)       (22,143,933)
       Beginning of period                                                                          76,840,321         98,984,254
                                                                                               ---------------    ---------------
       End of period*                                                                          $    74,199,614    $    76,840,321
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $     (802,701)                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Financial Highlights                                                                            BlackRock Focus Twenty Fund, Inc.

                                                                                  Institutional

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              May 31, 2007                    For the Year Ended November 30,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $      2.01   $      1.82   $      1.65   $      1.57   $      1.28   $      2.00
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.01)         (.01)         (.02)         (.01)         (.02)         (.03)
Realized and unrealized gain (loss)--net                .27           .20           .19           .09           .31         (.69)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .26           .19           .17           .08           .29         (.72)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      2.27   $      2.01   $      1.82   $      1.65   $      1.57   $      1.28
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               12.94%++++        10.44%        10.30%         5.10%        22.66%      (36.00%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses                                             1.61%*         1.55%         1.63%         1.70%         1.86%         1.90%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (1.33%)*        (.66%)        (.92%)        (.83%)       (1.33%)       (1.64%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    15,805   $    14,217   $    16,277   $    20,962   $    27,105   $    24,887
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover of the Master LLC                 80.56%       117.18%       143.17%       182.69%       316.42%       275.69%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of any sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Financial Highlights (continued)                                                                BlackRock Focus Twenty Fund, Inc.

                                                                                    Investor A

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              May 31, 2007                    For the Year Ended November 30,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $      1.98   $      1.80   $      1.63   $      1.56   $      1.27   $      1.99
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.02)         (.02)         (.02)         (.02)         (.02)         (.03)
Realized and unrealized gain (loss)--net                .27           .20           .19           .09           .31         (.69)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .25           .18           .17           .07           .29         (.72)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      2.23   $      1.98   $      1.80   $      1.63   $      1.56   $      1.27
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               12.63%++++        10.00%        10.43%         4.49%        22.83%      (36.18%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses                                             1.97%*         1.80%         1.88%         1.95%         2.10%         2.12%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (1.69%)*        (.92%)       (1.17%)       (1.08%)       (1.57%)       (1.87%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $     8,335   $     8,534   $    10,146   $    13,494   $    18,007   $    18,664
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover of the Master LLC                 80.56%       117.18%       143.17%       182.69%       316.42%       275.69%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Financial Highlights (continued)                                                                BlackRock Focus Twenty Fund, Inc.

                                                                                    Investor B

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              May 31, 2007                    For the Year Ended November 30,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $      1.87   $      1.71   $      1.57   $      1.51   $      1.24   $      1.96
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.02)         (.03)         (.03)         (.03)         (.03)         (.04)
Realized and unrealized gain (loss)--net                .25           .19           .17           .09           .30         (.68)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .23           .16           .14           .06           .27         (.72)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      2.10   $      1.87   $      1.71   $      1.57   $      1.51   $      1.24
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               12.30%++++         9.36%         8.92%         3.97%        21.77%      (36.73%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses                                             2.82%*         2.66%         2.75%         2.81%         2.98%         2.98%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (2.53%)*       (1.77%)       (2.04%)       (1.93%)       (2.45%)       (2.72%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    29,890   $    33,161   $    45,104   $    67,922   $    89,384   $    94,834
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover of the Master LLC                 80.56%       117.18%       143.17%       182.69%       316.42%       275.69%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Financial Highlights (concluded)                                                                BlackRock Focus Twenty Fund, Inc.

                                                                                    Investor C

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              May 31, 2007                    For the Year Ended November 30,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $      1.86   $      1.71   $      1.56   $      1.51   $      1.24   $      1.96
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.02)         (.03)         (.03)         (.03)         (.03)         (.04)
Realized and unrealized gain (loss)--net                .25           .18           .18           .08           .30         (.68)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .23           .15           .15           .05           .27         (.72)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $      2.09   $      1.86   $      1.71   $      1.56   $      1.51   $      1.24
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               12.37%++++         8.77%         9.62%         3.31%        21.77%      (36.73%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets++

Expenses                                             2.84%*         2.68%         2.77%         2.83%         3.01%         3.01%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                               (2.55%)*       (1.79%)       (2.06%)       (1.95%)       (2.49%)       (2.75%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    20,169   $    20,928   $    27,457   $    41,234   $    53,202   $    56,512
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover of the Master LLC                 80.56%       117.18%       143.17%       182.69%       316.42%       275.69%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (Unaudited)     BlackRock Focus Twenty Fund, Inc.


1. Significant Accounting Policies:

BlackRock Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement, was renamed Master Focus Twenty LLC (the "Master LLC"). The value of the Fund's investment in the Master LLC reflects the Fund's proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Master LLC owned by the Fund at May 31, 2007 was 100%. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1(a) of the Master LLC's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master LLC's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master LLC are accounted for on a trade date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (continued)     BlackRock Focus Twenty Fund, Inc.


In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, and Investor C shareholders. The ongoing distribution fee compensates each Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended May 31, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

                                                FAMD             MLPF&S

Investor A                                    $   10            $   294


For the six months ended May 31, 2007, MLPF&S received contingent deferred sales charges of $11,614 and $244 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $18, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended May 31, 2007, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (concluded) (Unaudited)
                                              BlackRock Focus Twenty Fund, Inc.


                                                            Call Center
                                                                   Fees

Institutional                                                    $  255
Investor A                                                       $  473
Investor B                                                       $2,381
Investor C                                                       $1,669


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $11,163,642 and $30,129,646 for the six months ended May 31, 2007 and the year ended November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares
for the Six Months                                               Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                  789,244    $     1,653,534
Shares redeemed                            (903,876)        (1,871,580)
                                     ---------------    ---------------
Net decrease                               (114,632)    $     (218,046)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  258,600    $       502,604
Shares redeemed                          (2,115,291)        (4,055,990)
                                     ---------------    ---------------
Net decrease                             (1,856,691)    $   (3,553,386)
                                     ===============    ===============



Investor A Shares
for the Six Months                                               Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                  115,258    $       235,935
Shares redeemed                            (693,762)        (1,408,747)
                                     ---------------    ---------------
Net decrease                               (578,504)    $   (1,172,812)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  225,124    $       430,597
Automatic conversion of shares               429,672            804,685
                                     ---------------    ---------------
Total issued                                 654,796          1,235,282
Shares redeemed                          (1,983,283)        (3,764,446)
                                     ---------------    ---------------
Net decrease                             (1,328,487)    $   (2,529,164)
                                     ===============    ===============



Investor B Shares
for the Six Months                                               Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                   79,804    $       153,847
Shares redeemed                          (3,587,925)        (6,871,741)
                                     ---------------    ---------------
Net decrease                             (3,508,121)    $   (6,717,894)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  237,359    $       428,396
                                     ---------------    ---------------
Automatic conversion of shares             (452,747)          (804,685)
Shares redeemed                          (8,367,342)       (15,026,054)
                                     ---------------    ---------------
Total redeemed                           (8,820,089)       (15,830,739)
                                     ---------------    ---------------
Net decrease                             (8,582,730)    $  (15,402,343)
                                     ===============    ===============



Investor C Shares
for the Six Months                                               Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                  222,138    $       422,224
Shares redeemed                          (1,814,353)        (3,477,114)
                                     ---------------    ---------------
Net decrease                             (1,592,215)    $   (3,054,890)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  416,607    $       750,300
Shares redeemed                          (5,249,413)        (9,395,053)
                                     ---------------    ---------------
Net decrease                             (4,832,806)    $   (8,644,753)
                                     ===============    ===============


4. Capital Loss Carryforward:
On November 30, 2006, the Fund had a net capital loss carryforward of $1,556,085,343, of which $180,392,414 expires in 2008, $1,109,040,883 expires in 2009 and $266,652,046 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Portfolio Information                                   Master Focus Twenty LLC


As of May 31, 2007


                                               Percent of
                                                 Total
Industry Classification                       Investments

Metals & Mining                                    7.2%
Machinery                                          7.1
Energy Equipment & Services                        7.0
Biotechnology                                      6.8
Communications Equipment                           6.7
Textiles, Apparel & Luxury Goods                   6.7
Aerospace & Defense                                6.7
Internet Software & Services                       6.6
Life Sciences Tools & Services                     6.5
Health Care Equipment & Supplies                   4.0
Chemicals                                          3.5
Electrical Equipment                               3.4
Specialty Retail                                   3.4
Construction & Engineering                         3.4
Oil, Gas & Consumable Fuels                        3.4
Software                                           3.1
Electronic Equipment & Instruments                 3.1
Semiconductors & Semiconductor Equipment           3.1
IT Services                                        2.7
Hotels, Restaurants & Leisure                      2.6
Other*                                             3.0

 * Includes portfolio holdings in short-term investments and options.

  For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Schedule of Investments as of May 31, 2007 (Unaudited)  Master Focus Twenty LLC

                                                              (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Canada--3.7%

       Chemicals--3.7%

       Potash Corp. of Saskatchewan Inc.               38,100    $    2,703,195

       Total Common Stocks in Canada                                  2,703,195


India--2.8%

       IT Services--2.8%

       Infosys Technologies Ltd. (f)                   42,600         2,098,050

       Total Common Stocks in India                                   2,098,050


United States--93.8%

       Aerospace & Defense--6.9%

       BE Aerospace, Inc. (a)                          67,700         2,592,233
       Precision Castparts Corp.                       21,400         2,558,584
                                                                 --------------
                                                                      5,150,817

       Biotechnology--7.0%

       Celgene Corp. (a)(d)                            45,200         2,768,048
       Gilead Sciences, Inc. (a)                       29,400         2,433,438
                                                                 --------------
                                                                      5,201,486

       Communications Equipment--7.0%

       Cisco Systems, Inc. (a)                         90,600         2,438,952
       Corning, Inc. (a)                              109,100         2,727,500
                                                                 --------------
                                                                      5,166,452

       Construction & Engineering--3.5%

       Jacobs Engineering Group, Inc. (a)              45,300         2,625,135

       Electrical Equipment--3.6%

       Roper Industries, Inc.                          45,200         2,637,872

       Electronic Equipment
       & Instruments--3.2%

       Itron, Inc. (a)                                 34,700         2,347,455

       Energy Equipment
       & Services--7.2%

       Complete Production Services, Inc. (a)          93,900         2,521,215
       Transocean, Inc. (a)                            29,200         2,868,608
                                                                 --------------
                                                                      5,389,823

       Health Care Equipment
       & Supplies--4.2%

       Intuitive Surgical, Inc. (a)                    22,500         3,096,675

       Hotels, Restaurants & Leisure--2.7%

       International Game Technology                   49,500         1,989,405

       Internet Software & Services--6.8%

       Akamai Technologies, Inc. (a)                   54,700         2,418,287
       Google, Inc. Class A (a)                         5,350         2,662,962
                                                                 --------------
                                                                      5,081,249

       Life Sciences Tools & Services--6.7%

       Thermo Fisher Scientific, Inc. (a)              47,800         2,609,880
       Waters Corp. (a)                                39,300         2,369,790
                                                                 --------------
                                                                      4,979,670



                                                       Shares
       Industry       Common Stocks                      Held          Value

United States (concluded)

       Machinery--7.3%

       Bucyrus International, Inc.                     36,500    $    2,589,675
       Terex Corp. (a)                                 33,600         2,848,272
                                                                 --------------
                                                                      5,437,947

       Metals & Mining--7.5%

       Allegheny Technologies, Inc.                    24,400         2,820,396
       Freeport-McMoRan Copper & Gold, Inc. Class B    34,600         2,723,020
                                                                 --------------
                                                                      5,543,416

       Oil, Gas & Consumable Fuels--3.5%

       Quicksilver Resources, Inc. (a)                 58,500         2,602,665

       Semiconductors & Semiconductor
       Equipment--3.1%

       MEMC Electronic Materials, Inc. (a)             38,400         2,333,952

       Software--3.2%

       FactSet Research Systems, Inc.                  36,900         2,355,327

       Specialty Retail--3.5%

       GameStop Corp. Class A (a)                      71,100         2,629,278

       Textiles, Apparel & Luxury Goods--6.9%

       Coach, Inc. (a)                                 52,600         2,701,536
       Polo Ralph Lauren Corp.                         25,200         2,457,756
                                                                 --------------
                                                                      5,159,292

       Total Common Stocks in the United States                      69,727,916

       Total Common Stocks
       (Cost--$66,066,186)--100.3%                                   74,529,161



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series, 5.26% (b)(c)           $1,002,110         1,002,110
       BlackRock Liquidity Series, LLC
         Money Market Series, 5.33% (b)(c)(e)       2,520,000         2,520,000

       Total Short-Term Securities
       (Cost--$3,522,110)--4.7%                                       3,522,110



                                                    Number of
       Options Purchased                            Contracts

       Call Options Purchased

       Coach, Inc., expiring January 2008 at USD 50       657           446,760
       MEMC Electronic Materials, Inc., expiring
         July 2007 at USD 65                              300            57,000

       Total Options Purchased
       (Premiums Paid--$432,381)--0.7%                                  503,760

       Total Investments
       (Cost--$70,020,677)--105.7%                                   78,555,031



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Schedule of Investments (concluded)                     Master Focus Twenty LLC

                                                              (in U.S. dollars)


                                                    Number of
       Options Written                              Contracts          Value

       Call Options Written

       Akamai Technologies, Inc.:
         expiring July 2007 at USD 45                      55     $    (12,100)
         expiring August 2007 at USD 50                    80          (11,600)
       Allegheny Technologies, Inc., expiring
         July 2007 at USD 115                             244         (165,920)
       Bucyrus International, Inc.:
         expiring June 2007 at USD 70                      37          (11,100)
         expiring July 2007 at USD 70                      55          (28,600)
       Celgene Corp., expiring July 2007 at USD 65         67          (12,395)
       Coach, Inc., expiring January 2008 at USD 45       526         (536,520)
       Corning, Inc., expiring June 2007 at USD 25        163           (9,780)
       Freeport-McMoRan Copper & Gold, Inc.
         Class B:
         expiring June 2007 at USD 80                      35           (5,600)
         expiring July 2007 at USD 80                      35          (12,250)
         expiring August 2007 at USD 80                    35          (16,800)
       International Game Technology:
         expiring June 2007 at USD 45                      49             (735)
         expiring July 2007 at USD 45                      49           (3,675)
       Intuitive Surgical, Inc., expiring July 2007
         at USD 120                                       225         (463,500)
       MEMC Electronic Materials, Inc., expiring
         July 2007 at USD 60                              384         (153,600)



                                                    Number of
       Options Written                              Contracts          Value

       Call Options Written (concluded)

       Potash Corp. of Saskatchewan Inc.:
         expiring June 2007 at USD 70                      36     $     (9,540)
         expiring July 2007 at USD 70                      36          (16,560)
       Precision Castparts Corp., expiring July 2007
         at USD 120                                        32          (17,280)
       Quicksilver Resources, Inc., expiring July 2007
         at USD 45                                         87          (18,705)
       Terex Corp.:
         expiring June 2007 at USD 85                      34           (7,242)
         expiring July 2007 at USD 85                      50          (22,500)
                                                                 --------------
                                                                    (1,536,002)

       Put Options Written

       Coach, Inc., expiring January 2008 at USD 45       526         (105,200)
       MEMC Electronic Materials, Inc., expiring
         July 2007 at USD 60                              384         (122,880)
                                                                 --------------
                                                                      (228,080)

       Total Options Written
       (Premiums Received--$1,413,812)--(2.4%)                      (1,764,082)

Total Investments, Net of Options Written
(Cost--$68,606,865*)--103.3%                                         76,790,949
Liabilities in Excess of Other Assets--(3.3%)                       (2,444,771)
                                                                 --------------
Net Assets--100.0%                                               $   74,346,178
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of May 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     68,606,865
                                                   ================
    Gross unrealized appreciation                  $      9,399,524
    Gross unrealized depreciation                       (1,215,440)
                                                   ----------------
    Net unrealized appreciation                    $      8,184,084
                                                   ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $(2,911,478)        $38,438
    BlackRock Liquidity Series, LLC
      Money Market Series                      (5,925,400)        $ 3,170


(c) Represents the current yield as of May 31, 2007.

(d) Security, or a portion of security, is on loan.

(e) Security was purchased with the cash proceeds from securities loans.

(f) Depositary receipts.

  o For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statement of Assets and Liabilities                                                                       Master Focus Twenty LLC

As of May 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $2,449,600) (identified cost--$66,066,186)                                                       $    74,529,161
       Investments in affiliated securities, at value (identified cost--$3,522,110)                                     3,522,110
       Options purchased, at value (premiums paid--$432,381)                                                              503,760
       Cash                                                                                                               155,640
       Receivables:
           Options written                                                                     $       200,596
           Contributions                                                                                12,032
           Dividends                                                                                     7,600
           Securities lending                                                                              392            220,620
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    5,178
                                                                                                                  ---------------
       Total assets                                                                                                    78,936,469
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        2,520,000
       Options written, at value (premiums received--$1,413,812)                                                        1,764,082
       Payables:
           Withdrawals                                                                                 233,314
           Investment adviser                                                                           24,676
           Other affiliates                                                                                993            258,983
                                                                                               ---------------
       Accrued expenses                                                                                                    47,226
                                                                                                                  ---------------
       Total liabilities                                                                                                4,590,291
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    74,346,178
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $    66,162,094
       Unrealized appreciation--net                                                                                     8,184,084
                                                                                                                  ---------------
       Net Assets                                                                                                  $   74,346,178
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statement of Operations                                                                                   Master Focus Twenty LLC

For the Six Months Ended May 31, 2007 (Unaudited)
Investment Income

       Dividends (net of $671 foreign withholding tax)                                                            $        62,162
       Interest from affiliates                                                                                            38,438
       Securities lending--net                                                                                              3,170
                                                                                                                  ---------------
       Total income                                                                                                       103,770
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       218,956
       Accounting services                                                                              39,683
       Professional fees                                                                                15,310
       Custodian fees                                                                                    9,083
       Directors' fees and expenses                                                                      6,733
       Printing and shareholder reports                                                                  2,479
       Pricing fees                                                                                        550
       Other                                                                                             4,760
                                                                                               ---------------
       Total expenses before waiver                                                                    297,554
       Waiver of expenses                                                                             (72,985)
                                                                                               ---------------
       Total expenses after waiver                                                                                        224,569
                                                                                                                  ---------------
       Investment loss--net                                                                                             (120,799)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          7,459,572
           Options written--net                                                                      (226,450)          7,233,122
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          2,442,784
           Options written--net                                                                      (350,270)          2,092,514
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          9,325,636
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     9,204,837
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Statements of Changes in Net Assets                                                                       Master Focus Twenty LLC

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 May 31, 2007       November 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)            2006
Operations

       Investment income (loss)--net                                                           $     (120,799)    $       258,739
       Realized gain--net                                                                            7,233,122         14,243,911
       Change in unrealized appreciation/depreciation--net                                           2,092,514        (4,963,321)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          9,204,837          9,539,329
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   2,465,540          2,111,897
       Fair value of withdrawals                                                                  (14,284,954)       (33,887,396)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (11,819,414)       (31,775,499)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (2,614,577)       (22,236,170)
       Beginning of period                                                                          76,960,755         99,196,925
                                                                                               ---------------    ---------------
       End of period                                                                           $    74,346,178    $    76,960,755
                                                                                               ===============    ===============

       See Notes to Financial Statements.




Financial Highlights                                                                                      Master Focus Twenty LLC

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information              May 31, 2007                    For the Year Ended November 30,
provided in the financial statements.           (Unaudited)       2006          2005          2004          2003         2002
Total Investment Return

Total investment return                            13.44%++        11.40%        11.30%         6.07%        23.82%      (34.70%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver                               .62%*          .59%          .63%          .71%          .71%          .75%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Expenses                                              .82%*          .79%          .75%          .73%          .71%          .75%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                       (.33%)*          .30%          .07%          .17%        (.19%)        (.49%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    74,346   $    76,961   $    99,197   $   143,964   $   188,072   $   198,406
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   80.56%       117.18%       143.17%       182.69%       316.42%       275.69%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (Unaudited)               Master Focus Twenty LLC


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement (the "LLC Agreement"), was renamed Master Focus Twenty LLC (the "Master LLC").The Declaration of Trust permits the Trustees (and after June 15, 2007 the LLC Agreement permits the Directors) to issue nontransferable interests in the Trust/Master LLC, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Master LLC's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Master LLC.

(a) Valuation of investments--Equity securities held by the Master LLC that are traded on stock exchanges or the NASDAQ Global Market, Inc. are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased).

Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Master LLC. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (continued)               Master Focus Twenty LLC


(b) Derivative financial instruments--The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Master LLC may purchase or sell financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Master LLC deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master LLC as unrealized gains or losses. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master LLC may purchase and write call and put options. When the Master LLC writes an option, an amount equal to the premium received by the Master LLC is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master LLC may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master LLC may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master LLC, sold by the Master LLC but not yet delivered, or committed or anticipated to be purchased by the Master LLC.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master LLC invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Master LLC is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends or capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (continued)               Master Focus Twenty LLC


(f) Securities lending--The Master LLC may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Where the Master LLC receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master LLC typically receives the income on the loaned securities but does not receive income on the collateral. Where the Master LLC receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master LLC may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Master LLC's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master LLC's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, management is evaluating the implications of FAS 157 and its impact on the Master LLC's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master LLC's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Master LLC has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Master LLC's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee at an annual rate of .60% of the average daily value of the Master LLC's net assets. The Manager has agreed to waive a portion of the management fee equal to .20% of the average daily net assets of the Master LLC. This contractual waiver agreement has a one-year term and is renewable annually. For the six months ended May 31, 2007, the Manager earned fees of $218,956, of which $72,985 was waived.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



Notes to Financial Statements (concluded)               Master Focus Twenty LLC


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Master LLC to the Manager.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended May 31, 2007, BIM received $1,304 in securities lending agent fees.

In addition, MLPF&S received $8,049 in commissions on the execution of portfolio security transactions for the Master LLC for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Master LLC reimbursed the Manager $736 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2007 were $58,432,539 and $65,975,409, respectively.

Transactions in call options written for the six months ended May 31, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                               10,167    $     2,072,634
Options expired                              (1,657)          (179,845)
Options closed                               (1,673)          (296,284)
Options exercised                            (4,523)          (495,618)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                               2,314    $     1,100,887
                                     ===============    ===============


Transactions in put options written for the six months ended May 31, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received
Outstanding put options written,
   beginning of period                            --                 --
Options written                                  910    $       312,925
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                 910    $       312,925
                                     ===============    ===============


4. Short-Term Borrowings:
The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the six months ended May 31, 2007.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund/Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's/Trust's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's/Trust's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK FOCUS TWENTY FUND, INC.                                  MAY 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty LLC


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty LLC


Date: July 24, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty LLC


Date: July 24, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Focus Twenty Fund, Inc. and Master Focus Twenty LLC


Date: July 24, 2007